SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|

Check the appropriate box:
|_|   Preliminary proxy statement
|_| Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive proxy statement
|_|   Definitive additional materials
|_|   Soliciting material pursuant to Rule 14a-12

                          Berkshire Hills Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
--------------------------------------------------------------------------------

Payment of filing fee (Check the appropriate box):
|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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            N/A
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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
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--------------------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_|   Check box if any part of the fee is offset as provided by Exchange Act
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      paid previously. Identify the previous filing by registration statement
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

                 [LETTERHEAD OF BERKSHIRE HILLS BANCORP, INC.]

                                 March 27, 2003


Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders of Berkshire Hills Bancorp, Inc. The meeting will be held at the Crowne Plaza Hotel, One West Street, Pittsfield, Massachusetts on Thursday, May 1, 2003 at 10:00 a.m., local time.

      The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Directors and officers of the Company, as well as a representative of Wolf & Company, P.C., the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

      It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card promptly. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

      We look forward to seeing you at the meeting.

                                   Sincerely,



      /S/ Michael P. Daly                            /S/ Robert A. Wells
      -----------------------                        --------------------------
      Michael P. Daly                                Robert A. Wells
      President and                                  Chairman of the Board
      Chief Executive Officer

                          Berkshire Hills Bancorp, Inc.
                                 24 North Street
                         Pittsfield, Massachusetts 01201

--------------------------------------------------------------------------------

                    Notice of Annual Meeting of Stockholders

--------------------------------------------------------------------------------


      On Thursday, May 1, 2003, Berkshire Hills Bancorp, Inc. (the "Company") will hold its annual meeting of stockholders at the Crowne Plaza Hotel, One West Street, Pittsfield, Massachusetts. The meeting will begin at 10:00 a.m., local time. At the meeting, the stockholders will consider and act on the following:

      1. The election of four directors to serve for terms of three years and one director to serve for a term of two years;

      2. The approval of the Berkshire Hills Bancorp, Inc. 2003 Equity Compensation Plan;

      3. The ratification of the appointment of Wolf & Company, P.C. as independent auditors for the Company for the fiscal year ending December 31, 2003; and

      4. The transaction of any other business that may properly come before the meeting.

      NOTE: The Board of Directors is not aware of any other business scheduled to come before the meeting.

      Only stockholders of record at the close of business on March 13, 2003 are entitled to receive notice of and to vote at the meeting and any adjournment or postponement of the meeting.

      Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /S/ Gerald A. Denmark
                                              ----------------------------------
                                              Gerald A. Denmark
                                              Corporate Secretary


Pittsfield, Massachusetts
March 27, 2003

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

                          Berkshire Hills Bancorp, Inc.

                       ----------------------------------

                                 Proxy Statement

                       ----------------------------------

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Berkshire Hills Bancorp, Inc. (the "Company" or "Berkshire Hills") to be used at the annual meeting of stockholders of the Company. The Company is the holding company for Berkshire Bank (the "Bank"). The annual meeting will be held at the Crowne Plaza Hotel, One West Street, Pittsfield, Massachusetts on Thursday, May 1, 2003 at 10:00 a.m., local time. This proxy statement and the enclosed proxy card are being mailed to stockholders of record on or about March 27, 2003.

                           Voting and Proxy Procedure

Who Can Vote at the Meeting

      You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on March 13, 2003. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker how to vote.

      As of the close of business on March 13, 2003, a total of 6,000,862 shares of Company common stock was outstanding. Each share of common stock has one vote. As provided in the Company's Certificate of Incorporation, a record owner of the Company's common stock, which is beneficially owned, either directly or indirectly, by a person who beneficially owns in excess of 10% of the Company's outstanding shares, is not entitled to any vote in respect of the shares held in excess of the 10% limit.

Attending the Meeting

      If you are a stockholder as of the close of business on March 13, 2003, you may attend the meeting. However, if you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

      A majority of the outstanding shares of common stock entitled to vote is required to be represented at the meeting to constitute a quorum for the transaction of business. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

      In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors are elected by a plurality of the votes cast. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

      In voting on the approval of the Berkshire Hills Bancorp, Inc. 2003 Equity Compensation Plan and the ratification of the appointment of Wolf & Company, P.C. as independent auditors, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, these matters require the affirmative vote of a majority of the votes cast. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the voting on these proposals.

Voting by Proxy

      The Company's Board of Directors is sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends that you vote:

      o     FOR each of the nominees for director;

      o FOR approval of the Berkshire Hills Bancorp, Inc. 2003 Equity Compensation Plan; and

      o FOR ratification of Wolf & Company, P.C. as the Company's independent auditors for fiscal 2003.

      If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new meeting date as well, provided such new meeting occurs within 30 days of the annual meeting and you have not revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

      You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person by ballot. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

      If your Company common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please review the proxy card or instruction form that is provided by your broker, bank or other nominee which accompanies this proxy statement.

Participants in Berkshire Bank's ESOP

      If you participate in the Berkshire Bank Employee Stock Ownership Plan you will receive a vote authorization form which permits you to instruct the ESOP trustee how you would like the shares allocated to you under the ESOP voted on the matters presented at the annual meeting. Shares of common stock held by the ESOP which have not been allocated to participants and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustee in the same proportion as shares for which the trustee has received voting instructions, subject to the exercise of its fiduciary duties. The deadline for returning your voting instructions to the ESOP trustee is April 21, 2003.

                                 Stock Ownership

      The following table provides information as of March 13, 2003, with respect to persons known by the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

                                                                       Percent
                                                     Number of        of Common
                                                      Shares            Stock
Name and Address                                       Owned         Outstanding
----------------                                     ---------       -----------
Berkshire Bank Employee Stock Ownership Plan         611,686(1)        10.2%
24 North Street
Pittsfield, Massachusetts 01201

Berkshire Hills Foundation                           568,427(2)         9.5
24 North Street
Pittsfield, Massachusetts 01201

Private Capital Management                           491,400(3)         8.2
8889 Pelican Bay Boulevard
Naples, Florida 34108

--------------------
(1) Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants' accounts in the manner directed by the participants. The ESOP trustee, subject to its fiduciary responsibilities, will vote unallocated shares and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received proper voting instructions from participants. As of March 13, 2003, 81,740 shares had been allocated to participants' accounts and 529,946 shares remained unallocated under the ESOP.

(2) The terms of the foundation's gift instrument require that all shares of common stock held by the foundation must be voted in the same ratio as all other shares of Company common stock on all proposals considered by stockholders of the Company.

(3) Based on information filed in a Schedule 13G with the U.S. Securities and Exchange Commission on February 14, 2003.

      The following table provides information about the shares of Company common stock that may be considered to be owned by each director of the Company, by the executive officers named in the Summary Compensation Table and by all directors and executive officers of the Company as a group as of March 13, 2003. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.


                                                    Number of            Number of Shares
                                                   Shares Owned            That May Be           Percent of
                                               (Excluding Options)   Acquired Within 60 Days    Common Stock
Name                                               (1)(2)(3)(4)       by Exercising Options    Outstanding (5)
----                                           -------------------   -----------------------   ---------------
Thomas O. Andrews..........................           30,755                   4,604                   *
Lawrence A. Bossidy........................           35,755                      --                   *
Michael P. Daly............................           69,269                  15,348                1.41%
Thomas R. Dawson...........................           12,402                   4,604                   *
Gayle P. Fawcett...........................           27,287                   6,140                   *
A. Allen Gray..............................           20,845                   4,604                   *
John Kittredge.............................            7,790                   4,604                   *
Peter J. Lafayette.........................           11,755(6)                4,604                   *
Edward G. McCormick........................           18,289                   4,604                   *
Catherine B. Miller........................           17,463(7)                4,604                   *
Corydon L. Thurston........................           10,964(8)                4,604                   *
Ann H. Trabulsi............................           16,755(9)                4,604                   *
Robert A. Wells............................           68,173(10)              24,556                1.54%
James A. Cunningham, Jr....................           76,043(11)(12)              --                1.27%
Charles F. Plungis, Jr.....................            9,230(12)               3,070                   *
Susan M. Santora...........................            5,627(12)                  --                   *

All Executive Officers and Directors
as a Group (17 persons) ...................          449,952                  90,550                8.87%

--------------------
* Represents less than 1% of shares outstanding

(1) Includes unvested shares of restricted stock awards held in trust as part of the Berkshire Hills Bancorp, Inc. 2001 Stock-Based Incentive Plan, with respect to which the beneficial owner has voting but not investment power as follows: Messrs. Andrews, Dawson, Gray, Kittredge, Lafayette, McCormick and Thurston, Ms. Miller and Ms. Trabulsi, each--3,453 shares; Mr. Bossidy--5,755 shares; Mr. Daly--48,025 shares; Ms. Fawcett--18,544 shares; and Mr. Wells--22,100 shares.

(2) Includes shares allocated under the Berkshire Bank Employee Stock Ownership Plan, with respect to each individual has voting but not investment power as follows: Mr. Cunningham--1,607 shares; Mr. Daly--2,335 shares; Ms. Fawcett--1,774 shares; Mr. Plungis--2,356 shares; Ms. Santora--1,329 shares; and Mr. Wells--2,468 shares.

(3) Includes shares held in trust as part of the Berkshire Bank Supplemental Executive Retirement Plan, with respect to which the beneficial owner has shared voting power as follows: Mr. Cunningham--1,709 shares; and Mr. Wells--1,899 shares;

(4) Includes shares held in trust in the Berkshire Bank 401(k) Plan as to which each participant has investment but not voting power as follows: Mr. Cunningham--26,253 shares; Mr. Daly--7,813 shares; Ms. Fawcett--2,500 shares; and Mr. Wells--25,772 shares.

(5) Based on 6,000,862 shares of Company common stock outstanding and entitled to vote as of March 13, 2003, plus for each person, the number of shares that such person may acquire within 60 days by exercising stock options.

(6) Includes 2,460 shares held by Mr. Lafayette's spouse's individual retirement account.

(7)   Includes 1,438 shares held by Ms. Miller's spouse.

(8)   Includes 104 shares held by each of Mr. Thurston's two children.

                                         (footnotes continued on following page)

(9)   Includes 1,000 shares held by Ms. Trabulsi's spouse.

(10)  Includes 1,100 shares held by Mr. Wells' spouse.

(11)  Includes 500 shares held by Mr. Cunningham's child.

(12) The employment of each of Messrs. Cunningham, Plungis and Ms. Santora was terminated on October 17, 2002, February 28, 2003 and November 13, 2002, respectively. The beneficial ownership reported for such individuals is based on information provided to the Company as of the time of the individual's termination of employment, updated for transactions involving employee benefit plans.

                       Proposal 1 -- Election of Directors

      On October 17, 2002, in connection with his appointment as President and Chief Executive Officer of the Company and the Bank, Michael P. Daly was appointed to the Board of Directors to fill the vacancy which formed upon James
A. Cunningham, Jr.'s departure. Additionally, at that time, the Board of Directors was increased to nineteen seats and Lawrence A. Bossidy was appointed to the Board. On January 15, 2003, Henry D. Granger, Michael G. Miller, Raymond
B. Murray, III, Louis J. Oggiani, Robert S. Raser, William E. Williams and Anne Everest Wojtkowski retired from the Board of Directors and were appointed to a newly-formed advisory board. After their retirement, the Company's Board of Directors consists of twelve members. Ten directors are independent and two directors are officers. John M. Kittredge, having reached the age limit established by the Board of Directors in the Company's bylaws, will retire at the 2003 Annual Meeting of Stockholders at which point the Board of Directors will be reduced to eleven members.

      The Company's Certificate of Incorporation requires that the Board be divided into three classes in equal as number as possible, each with three-year staggered terms, with approximately one-third of the directors elected each year. To preserve the division of directors into three classes as equal in number as possible, the Board is nominating four directors to serve three-year terms and one director to serve a two- year term. The nominees for election this year are Lawrence A. Bossidy, Michael P. Daly, Thomas R. Dawson, Peter J. Lafayette and Corydon L. Thurston, each of whom is a director of the Company and the Bank.

      It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

      The Board of Directors recommends a vote "FOR" the election of all of the nominees.

      Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each nominee's biography is as of December 31, 2002. There are no family relationships among the directors or executive officers. The indicated period for service as a director includes service as a director of the Bank.

                       Nominees for Election of Directors

      The following nominees standing for election for terms ending in 2006 are:

      Lawrence A. Bossidy was the Chairman of Allied Signal from 1991 to 1999 and its Chief Executive Officer from 1992 to 1999 when he became Chairman of Honeywell International, Inc. following the merger of the two companies. Mr. Bossidy served as the Chairman of Honeywell from December 1999 to April 2000 and since July 2001. Mr. Bossidy was also the Chief Executive Officer of Honeywell from July 2001 to February 2002. Mr. Bossidy serves as a director on the boards of directors of J.P. Morgan Chase & Co. and Merck & Co., Inc. Age 67. Director since 2002.

      Thomas R. Dawson is a self-employed certified public accountant. Age 55. Director since 1993.

      Peter J. Lafayette has been the President of Berkshire Housing Development Corporation, a non- profit housing developing and consulting organization since 1980 and the President of Berkshire Housing Services, Inc., a property management company, since 2000. Both entities are located in Pittsfield, Massachusetts. Age 55. Director since 1996.

      Corydon L. Thurston serves as the President of Berkshire Broadcasting Co., Inc., which owns and operates three radio stations in North Adams and Great Barrington, Massachusetts. Age 50. Director since 1988.

      The following nominee standing for election has a term ending in 2005:

      Michael P. Daly was appointed President and Chief Executive Officer of the Company and the Bank in October 2002. Prior his appointment, Mr. Daly served as Executive Vice President of the Company and the Bank from 2000 to October 2002 and Senior Vice President, Commercial Lending from 1997 until 2000. Age 41. Director since 2002.

                         Directors Continuing in Office

      The following directors have terms ending in 2004:

      Edward G. McCormick is the managing partner of the law firm of McCormick, Murtagh, Marcus & Smith, located in Great Barrington, Massachusetts. Age 55. Director since 1994.

      Robert A. Wells is the Chairman of the Boards of the Company and the Bank and the Chairman of the Boards of Berkshire Hills Foundation and Greater Berkshire Foundation, Inc. Mr. Wells served as the President and Chief Executive Officer of Berkshire County Savings Bank prior to its merger with Great Barrington Savings Bank in May 1997. Age 63. Director since 1976.

      Ann H. Trabulsi is a community volunteer serving on various not-for-profit boards, including Berkshire Medical Center and Berkshire Health Systems. Age 67. Director since 1976.

      The following directors have terms ending in 2005:

      Thomas O. Andrews is the President and Chief Executive Officer of H.S. Andrews Insurance Agency, Inc., located in Great Barrington, Massachusetts. Age
64. Director since 1980.

      A. Allen Gray is a vice president and general counsel of General Dynamics Defense Systems, Inc., a government contractor located in Pittsfield, Massachusetts. Age 58. Director since 1996.

      Catherine B. Miller is a former partner and vice president of Wheeler & Taylor, Inc., an insurance agency with offices in Stockbridge, Great Barrington and Sheffield, Massachusetts. Age 61. Director since 1983.

Meetings and Committees of the Board of Directors

      The Company and the Bank conduct business through meetings of their Boards of Directors and through activities of their committees. The Boards of Directors of the Company and the Bank generally meet monthly and may have additional meetings as needed. During 2002, the Boards of Directors of the Company and the Bank each held 13 meetings. All of the current directors of the Company and the Bank attended at least 75% of the total number of the Company's and the Bank's board meetings held and committee meetings on which such directors served during 2002.

      The Board of Directors of the Company maintains the following committees:

      Executive Committee. The Executive Committee, consisting of Messrs. Daly, Thurston, Wells, Ms. Miller and Ms. Trabulsi, reviews strategic issues and other matters such as directors' and officers' compensation. All actions taken by the Executive Committee are reported to the Board at its next meeting. The Executive Committee meets as necessary between meetings of the Board of Directors. The Executive Committee met 26 times in 2002.

      Audit Committee. The Audit Committee, consisting of Messrs. Dawson, Gray and Lafayette, assists the Board of Directors in its oversight of the Company's accounting and reporting practices, the quality and integrity of the Company's financial reports and the Company's compliance with applicable laws and regulations. The Committee is also responsible for engaging the Company's independent auditors and monitoring their conduct and independence. The Audit Committee met six times in 2002.

      Compensation Committee. The Compensation Committee, consisting of Messrs. Bossidy and Thurston, Ms. Miller and Ms. Trabulsi, reviews and establishes the compensation for all executive officers. The Committee also assists the Board of Directors in evaluating potential candidates for executive positions. The Compensation Committee met two times in 2002.

      Corporate Governance/Nominating Committee. The Company's Corporate Governance/Nominating Committee, consisting of Messrs. Bossidy and Thurston, Ms. Miller and Ms. Trabulsi, assists the Board of Directors in identifying qualified individuals to serve as Board members, in determining the composition of the Board of Directors and its committees, in monitoring a process to assess Board effectiveness and in developing and implementing the Company's corporate governance guidelines. The Corporate Governance/Nominating Committee also considers and recommends the nominees for director to stand for election at the Company's annual meeting of stockholders. Messrs. Bossidy and Thurston did not participate in the vote on their nominations. The Corporate Governance/Nominating Committee will accept and consider stockholder recommendations that are made pursuant to timely written notice to the Secretary of the Company. All recommendations must include all information necessary for the Corporate Governance/Nominating Committee to fully review the qualifications and credentials of the candidate, including such candidate's satisfaction of the director qualifications set forth in the Company's bylaws. The Corporate Governance/Nominating Committee met on January 22, 2003.

Directors' Compensation

      Fees. Non-employee directors of the Bank each receive an annual retainer of $7,500 and members of the Executive Committee receive an additional $1,500. In addition, non-employee directors receive $500 for each board meeting attended, $750 for each Executive Committee meeting attended, $500 for each Community Reinvestment Act or Audit Committee meeting attended and $250 for each Trust Committee meeting attended. The Company does not pay separate fees for service on its Board of Directors.

                             Executive Compensation

Summary Compensation Table

      The following information is furnished for the current and former President and Chief Executive Officer and the four other highest paid executive officers of Berkshire Bank who received a salary and bonus of $100,000 or more during the year ended December 31, 2002.

                                                           Annual Compensation              Long-Term Compensation
                                                  -------------------------------------- ----------------------------
                                                                                                   Awards
                                                                                         ----------------------------
                                                                             Other                      Securities
                                                                             Annual       Restricted    Underlying      All Other
                                                                          Compensation   Stock Awards  Options/SARs    Compensation
Name and Position                           Year     Salary      Bonus         (1)          ($)(2)         (#)             (3)
---------------------------                ------ ----------- ---------- --------------- -----------   ------------    -------------
Michael P. Daly...........................  2002    $ 260,000   $ 33,784     $  --        $       --           --      $     32,512
   President and Chief Executive Officer    2001      144,820     14,482        --           359,924       38,369            66,253
                                            2000      139,250     27,850        --                --           --            78,645

Robert A. Wells...........................  2002    $ 250,000   $ 25,000     $  --        $       --           --      $     72,810
   Chairman of the Board                    2001      250,000     25,000        --           616,969       61,390            42,709
                                            2000      250,000     50,000        --                --           --           105,793

Gayle P. Fawcett..........................  2002    $ 139,913   $ 13,487     $  --        $       --           --       $    24,091
   Senior Vice President (4)

James A. Cunningham Jr....................  2002    $ 342,784   $     --     $  --        $       --           --       $ 4,355,666
   Former President and Chief Executive     2001      332,800     33,280        --         1,285,345      138,127            51,589
   Officer (5)                              2000      320,000     64,000        --                --           --            99,331

Charles F. Plungis, Jr....................  2002    $ 152,967   $ 12,237     $  --        $       --           --       $ 1,128,627
   Former Senior Vice President, Treasurer  2001      146,380     14,638        --           359,890       15,348            23,967
   and Chief Financial Officer (6)          2000      140,750     35,187        --                --           --            28,336

Susan M. Santora..........................  2002    $ 137,710   $     --     $  --        $       --           --       $ 1,098,462
   Former Executive Vice President-Retail   2001      130,531     13,053        --           359,890       23,021            21,376
   Banking (7)                              2000      125,510     25,102        --                --           --            25,738

--------------------
(1) Does not include the aggregate amount of perquisites and other benefits, which was less than $50,000 or 10% of the total annual salary and bonus reported.

(2) The number and value of all unvested shares of restricted stock held under the Berkshire Hills Bancorp, Inc. 2001 Stock-Based Incentive Plan that are allocated to each named executive officer as of December 31, 2002, is as follows, based on $23.55, the closing price of the Company's common stock on December 31, 2002:

                                              Number of          Value of
                                              Unvested           Unvested
                                               Shares             Shares
                                               ------             ------

Mr. Daly .............................        17,190             $404,825
Mr. Wells ............................        29,467              693,948
Ms. Fawcett ..........................         4,911              115,654
Mr. Cunningham .......................            --                   --
Mr. Plungis ..........................            --                   --
Ms. Santora ..........................            --                   --

                                         (footnotes continued on following page)

(3) Details of the amounts reported in the All Other Compensation column for 2002 is provided in the table below. Split-dollar life insurance represents the economic benefit of employer-paid premiums. Berkshire Bank expects to recover all of the premium payments it made with respect to the life insurance policies purchased in connection with such arrangements.

      Severance payments represent the amounts paid to Messrs. Cunningham and Plungis and to Ms. Santora in the fourth quarter of 2002 in satisfaction of existing contractual obligations of the Company and Berkshire Bank in connection with each individual's termination of employment.

                                                              Mr.        Mr.         Ms.        Mr.            Mr.           Ms.
Item                                                         Daly      Wells      Fawcett    Cunningham     Plungis       Santora
----                                                        -------    -------    -------    ----------    ----------    ----------
Employer contribution to 401(k) plan..................      $12,243    $14,000    $ 8,313   $    14,000    $   10,708    $   14,000

Market value of allocations under the employee
   stock ownership plan...............................       20,269     20,269     15,778            --        20,269            --

Market value of allocations under the
   supplemental executive retirement plan.............           --     21,138         --            --            --            --

Split-dollar life insurance...........................           --     17,403         --       377,332            --            --

Severance payments....................................           --         --                3,964,334     1,097,650     1,084,462
                                                            -------    -------    -------    ----------    ----------    ----------
         Total........................................      $32,512    $72,810    $24,091    $4,355,666    $1,128,627    $1,098,462
                                                            =======    =======    =======    ==========    ==========    ==========

(4) Ms. Fawcett became an executive officer on October 17, 2002. Information for the prior two years is not disclosed as Ms. Fawcett was not an executive officer during that period.

(5)   Mr. Cunningham's employment was terminated on October 17, 2002.

(6)   Mr. Plungis' employment was terminated on February 28, 2003.

(7)   Ms. Santora's employment was terminated on November 13, 2002.

Employment Agreements

      Berkshire Bank and Berkshire Hills maintain employment agreements with Messrs. Daly and Wells. The employment agreements are intended to ensure that Berkshire Bank and Berkshire Hills will be able to maintain a stable and competent management base. The continued success of Berkshire Bank and Berkshire Hills depends to a significant degree on the skills and competence of these officers.

      The employment agreements provide for three-year terms that automatically extend daily unless the Board of Directors or the executive gives the other party written notice of non-renewal. The Board has provided Mr. Wells written notice that his employment agreements will terminate on November 22, 2005. The employment agreements provide for base salaries for Messrs. Daly and Wells of $260,000 and $150,000, respectively, which are reviewed by the Berkshire Bank Board of Directors at least annually. In addition to the base salary, the employment agreements provide for, among other things, participation in stock and employee benefit plans and fringe benefits applicable to executive personnel.

      The employment agreements provide for termination by Berkshire Bank or Berkshire Hills for cause, as defined in the employment agreements, at any time. If Berkshire Bank or Berkshire Hills chooses to terminate an executive's employment for reasons other than for cause, or if an executive resigns from Berkshire Bank or Berkshire Hills after specified circumstances that would constitute constructive termination, the executive or, if the executive dies, his beneficiary would be entitled to receive an amount equal to the remaining base salary and incentive compensation payments, including amounts related to stock-based compensation, due for the remaining term of the employment agreement and the contributions that would have been made on the executive's behalf to any employee benefit plans of Berkshire Bank and Berkshire Hills during the remaining term of the employment agreement. Berkshire Bank and Berkshire Hills would also continue and/or pay for the executive's life, health, dental and disability coverage for the remaining term of the employment agreement. Upon termination of the executive's employment under these circumstances, the executive must adhere to a one year non-competition restriction.

      Under the employment agreements, if voluntary (upon circumstances discussed in the agreements) or involuntary termination follows a change in control of Berkshire Bank or Berkshire Hills, the executive or, if the executive dies, his beneficiary would be entitled to a severance payment equal to the greater of: (1) the payments due for the remaining term of the agreement; or (2) three times the average of the executive's compensation for the five preceding taxable years. Berkshire Bank and Berkshire Hills would also continue the executive's life, health, and disability coverage for thirty-six months. Even though both the Berkshire Bank and Berkshire Hills employment agreements provide for a severance payment if a change in control occurs, the executive would not receive duplicative payments or benefits under the agreements. The executive would also be entitled to receive a certain tax indemnification payment if payments under the employment agreements trigger liability under the Internal Revenue Code for the excise tax applicable to "excess parachute payments." Under applicable law, the excise tax is triggered by change in control-related payments which equal or exceed three times the executive's average annual compensation over the five years preceding the change in control. The excise tax equals 20% of the amount of the payment in excess of the executive's average compensation over that preceding five-year period.

      Payments to the executive under the Bank's employment agreement are guaranteed by Berkshire Hills if payments or benefits are not paid by the Bank. Payment under Berkshire Hills' employment agreement would be made by Berkshire Hills. All reasonable costs and legal fees paid or incurred by the executive in any dispute or question of interpretation relating to the employment agreements will be paid by Berkshire Bank or Berkshire Hills, respectively, if the executive is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that Berkshire Bank and Berkshire Hills will indemnify the executive to the fullest extent legally allowable.

Change in Control Agreements

      Berkshire Hills and Berkshire Bank each maintains a change in control agreement with Ms. Fawcett. Each change in control agreement has a term of three years and is renewable annually. The change in control agreements provide that if involuntary termination, other than for cause, or voluntary termination (upon the occurrence of circumstances specified in the agreements) follows a change in control of Berkshire Hills or Berkshire Bank, Ms. Fawcett would be entitled to receive a severance payment equal to three times her average annual compensation (as described in the agreements) for the five most recent taxable years. Berkshire Bank would also continue her health and welfare benefits coverage for thirty-six months following termination.

Fiscal Year-End Option Values

      The following table provides certain information regarding the exercise of options during the past fiscal year and certain information with respect to the number and value of shares of Berkshire Hills common stock represented by outstanding options held by the named executive officers as of December 31, 2002.


                                                                            Number of Securities
                                           Shares                          Underlying Unexercised           Value of Unexercised
                                          Acquired                            Options at Fiscal             In-the-Money Options
                                             on             Value               Year End (#)              at Fiscal Year End ($)(1)
                                          Exercise        Realized       ----------------------------    ---------------------------
Name                                         (#)             ($)         Exercisable    Unexercisable    Exercisable   Unexercisable
----                                      --------       ----------      -----------    -------------    -----------   -------------
Michael P. Daly ....................           --        $     --           7,674          30,695        $ 52,183        $208,726
Robert A. Wells ....................           --              --          12,278          49,112          83,490         333,962
Gayle P. Fawcett ...................           --              --           3,070          12,278          20,876          83,490
James A. Cunningham, Jr. ...........           --              --          27,626              --         187,857              --
Charles F. Plungis, Jr. ............           --              --           3,070              --          20,876              --
Susan M. Santora ...................        4,605          33,386              --              --              --              --

--------------------
(1) Value of unexercisable in-the-money stock options equals the market value of shares covered by in-the- money options on December 31, 2002, less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

Other Retirement Arrangements

      Berkshire Bank maintains a supplemental retirement arrangement with Mr. Wells to provide him with an annual retirement benefit at age 60 equal to 70% of the average of the three consecutive years during which his compensation is the highest. Benefits under the supplemental arrangement are reduced by the benefits Mr. Wells would receive under the 401(k) plan, social security and through split-dollar life insurance arrangements under which the executive is entitled to share in the policy cash value at retirement.

      The reports of the Compensation Committee and the Audit Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

             Compensation Committee Report on Executive Compensation

      Compensation Committee Report on Executive Compensation. Under the rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information about the compensation and benefits provided to the Company's Chief Executive Officer and the other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and the other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Company's Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

      Compensation Practices and Policies. The Company does not pay direct cash compensation to the executive officers of the Company. However, the Company's executives are also executives of the

Bank and are compensated by the Bank, as determined by the Compensation Committee of the Bank. The members of the Compensation Committee are four non-employee members of the Board of Directors.

      The Company's executive compensation practices are intended to attract and retain qualified executives, to recognize and reward individual contributions and achievement and to offer a compensation package that is competitive in the financial industry and motivational to each individual executive. In furtherance of these objectives, the Company and the Bank maintain a compensation program for executive officers which consists of a base salary and a bonus. The salary levels are intended to be consistent and competitive with the practices of other comparable financial institutions and each executive's level of responsibility. In making its determination, the Compensation Committee utilized surveys of compensation paid to executive officers performing similar duties for depository institutions and their holding companies with particular focus on the level of compensation paid by institutions of comparable size and characteristics primarily in the New England Region of the United States. Salary increases are aimed at reflecting the overall performance of the Company and the Bank and the performance of the individual executive officer.

      All executive officers participate in the Bank's Incentive Compensation Plan (Bonus Plan). Factors included in determining a bonus include the Bank's financial performance as well as the individual performance of those participants. In addition, the named executive officers participate in other benefit plans available to all employees including the 401(k) Plan and the employee stock ownership plan. In addition, executive officers participate in supplemental benefit plans as well as the Stock-Based Incentive Plan.

      The decisions made by the Compensation Committee as to executive compensation are discretionary. However, a written performance review is prepared and includes an assessment of performance against certain individual and Bank goals established at the beginning of the year which are adjusted as necessary. All decisions by the Compensation Committee relating to compensation affecting executive officers of the Bank are reviewed by the full Board of Directors.

      Chief Executive Compensation. The Chief Executive Officer's salary and bonus are determined by the Compensation Committee substantially in accordance with the policies described above relating to all executive officers of the Company and the Bank. Certain quantitative and qualitative factors were reviewed to determine the Chief Executive Officer's compensation. In addition to the review of the Chief Executive's performance, the Compensation Committee established the total compensation for the Chief Executive Officer after reviewing an analysis of the Chief Executive Officer's base salary in comparison to other institutions selected by the Compensation Committee with specific considerations given to the level of the Bank's performance and operations in comparison to peer institutions which consisted primarily of similarly structured financial institutions operating in the New England Region of the United States.

       Lawrence A. Bossidy                      Corydon L. Thurston
       Catherine B. Miller                      Ann H. Trabulsi

                             Audit Committee Report

      The Audit Committee of the Company's Board of Directors is composed of three non-employee directors and operates under a written charter adopted by the Board of Directors, a copy of which is attached hereto as Appendix A. The Board of Directors has determined that each Audit Committee member is independent in accordance with the listing standards of the American Stock Exchange.

      The Company's management is responsible for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company's internal controls and financial reporting process on behalf of the Board of Directors.

      In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

      In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent auditors the auditors' independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

      The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

      In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Company's financial statements to generally accepted accounting principles. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent auditors are in fact "independent."

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of the Company's independent auditors.

                           Thomas R. Dawson, Chairman
                                  A. Allen Gray
                               Peter J. Lafayette

                             Stock Performance Graph

           The following graph compares the cumulative total stockholder return on the Company common stock with the cumulative total return on the American Stock Exchange Major Market Index and the SNL $1 Billion - $5 Billion Thrift Index. The graph assumes that $100 was invested at the close of business on June 28, 2000, the initial day of trading of the Company's common stock. Total return assumes the reinvestment of all dividends.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]


                                                                             Period Ended
                                                        -------------------------------------------------------
                                                          6/28/00       12/31/00       12/31/01      12/31/02
                                                        -----------    -----------    ----------    -----------
Berkshire Hills Bancorp, Inc..........................    $100.00        $128.78       $169.52        $201.25
The American Stock Exchange Major Market Index........     100.00          95.91         91.35          80.36
The SNL $1 Billion - $5 Billion Thrift Index..........     100.00         130.78        186.45         238.76

            Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These individuals are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

      Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended December 31, 2002.

                          Transactions with Management

      Federal regulations generally require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. Loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

      All loans made to the Company's and Bank's officers and directors are made on the same terms and conditions offered to the general public. Berkshire Bank's policy provides that all loans made by Berkshire Bank to its executive officers and directors be made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and may not involve more than the normal risk of collectibility or present other unfavorable features.

      The Company intends that all transactions in the future between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arms length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

          Proposal 2 -- Approval of Berkshire Hills Bancorp, Inc. 2003
                            Equity Compensation Plan

      The Board of Directors of the Company adopted the Berkshire Hills Bancorp, Inc. 2003 Equity Compensation Plan (the "2003 Plan"), subject to approval by the Company's stockholders. A copy of the 2003 Plan is attached hereto as Appendix
B. The 2003 Plan will supplement the Company's 2001 Stock- Based Incentive Plan (the "2001 Plan"), which provided for the issuance of 767,376 stock options and 306,950 shares of restricted stock. As of December 31, 2002, 159,611 shares of Company common stock remained available for stock option grants and 100,681 shares remained available for restricted stock award grants under the 2001 Plan.

      The ability to provide stock-based benefits in the future both to attract people of experience and ability and to retain existing key employees and directors is critical to sustain the Company's continued growth and success. The granting of stock-based benefits advances the interests of the Company and its stockholders by providing certain key employees and directors upon whose judgment, initiative and efforts the successful conduct of the business of the Company largely depends with additional incentive in the form of a proprietary interest in the Company to perform in a superior manner. Furthermore, the Company's Board of Directors believes that stock-based benefits are an important component of the Company's overall compensation strategy. To continue to be able to retain key employees and directors, the Company must have the ability to offer market competitive, long-term compensation opportunities. Additionally, stock options, because of their upside potential, are a key component in retaining employees. For these reasons, the Company wishes to continue its program of providing stock-based benefits.

Summary of the Plan

      Type of Awards and Participants. The 2003 Plan provides for the grant of non-statutory stock options and restricted stock awards to employees and non-employee directors of the Company and its affiliates and for the grant of incentive stock options to employees.

      Number of Shares of Common Stock Available. A total of 300,000 shares of common stock are reserved for issuance under the 2003 Plan. The Company may use shares reserved under the 2003 Plan for grants of restricted stock and/or grants of incentive or non-statutory stock options. These shares may come from either authorized but unissued shares or shares held in treasury.

      Administration. The 2003 Plan will be administered by a committee of the Board of Directors of the Company. The committee has the power to decide: (1) who will be granted restricted stock awards or stock options; (2) the number of shares underlying each stock option and the number of shares of restricted stock; (3) the date or dates when each award will vest in whole or in part and the terms and conditions of vesting; and (4) any other terms and conditions, so long as those other terms and conditions are not inconsistent with the 2003 Plan. The committee's determinations and interpretations of the 2003 Plan and the stock options and restricted stock awards granted under the 2003 Plan are final and binding upon all 2003 Plan participants.

      Stock Options. All stock options granted under the 2003 Plan will be granted with an exercise price at least equal to 100% of the fair market value of the Company's common stock on the date of grant. No stock option will have a term of longer than ten years from the date of grant. The 2003 Plan does not permit the repricing of previously granted stock options or the cancellation and regrant of stock options without stockholder approval. Currently, under accounting principles generally accepted in the United States of America, compensation expense is not recognized with respect to the grant of stock options to officers and employees of the Company and its subsidiaries.

      Restricted Stock Awards. Recipients of restricted stock awards are entitled to receive cash and stock dividends or other distributions (if any) on shares of Company common stock subject to their restricted stock. In addition, restricted stock award recipients may direct the voting of shares of restricted stock awarded to them.

      Effect of Termination of Employment or Service. If a participant terminates employment or service, he or she may exercise his or her options for the period of time specified in the optionee's award agreement. Additionally, upon such an event, any unvested shares of restricted stock will be treated as specified in the restricted stock award recipient's award agreement.

      Effect of a Change in Control. If a change in control (as defined in the 2003 Plan) occurs, each outstanding stock option and restricted stock award will become fully vested. The stock options will remain exercisable for their full term.

      Transferability. The 2003 Plan generally does not allow for the transfer of stock options, except if specified in a written will of an optionee or by the laws of descent and distribution. However, under limited circumstances, non-statutory stock options may be transferred for valid estate planning purposes, if approved by the committee. Restricted stock awards are transferable only by will or the laws of descent and distribution.

      Term of the 2003 Plan. The 2003 Plan will be effective upon shareholder approval and expire on the tenth anniversary of the effective date, unless terminated sooner by the Board.

      Amendment of the 2003 Plan. The 2003 Plan allows the Board to amend the 2003 Plan in certain respects without stockholder approval, unless such approval is required to comply with a tax law, regulatory requirement or specific provision of the 2003 Plan.

      Certain Federal Income Tax Consequences. The following brief description of the material tax consequences of stock options and restricted stock awards granted under the 2003 Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

      The grant of a non-statutory stock option is not a taxable event. However, upon the exercise of a non-statutory stock option, an optionee will recognize ordinary income equal to the difference between the option exercise price and the fair market value of the Company common stock on the date of exercise, multiplied by the number of shares purchased upon the exercise of the option. The Company will receive a tax deduction equal to the ordinary income recognized by the optionee. Employees exercising non- statutory stock options are subject to federal, state and local (if any) tax withholding on the option income. Non-employee directors are not subject to tax withholding.

      The grant of an incentive stock option is not a taxable event, nor is the exercise of an incentive stock option, if an optionee does not dispose of the common stock acquired upon exercise for a period of two years from the date of grant or one year following the date of exercise. If the optionee disposes of the shares prior to the expiration of the required holding periods, the optionee will have a disqualifying disposition and will recognize ordinary income equal to the difference between the option exercise price and the lesser of the price realized upon disposition or the fair market value of the Company common stock on the date of exercise, multiplied by the number of shares purchased upon the exercise of the option. In such a case, the Company will receive a tax deduction equal to the ordinary income recognized by the optionee. Currently, the Internal Revenue Service does not require tax withholding on the exercise of incentive stock options or upon disqualifying dispositions.

      Taxable income will not be recognized by an individual upon the granting of restricted stock, unless he or she makes an election under Section 83(b) of the Internal Revenue Code. At the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse, the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction equal to the fair market value of the stock at such time. A restricted stock award recipient who makes an election under Section 83(b) of the Internal Revenue Code will recognize ordinary income at the time of the award and the Company will be entitled to a corresponding deduction equal to the fair market value of the stock at such time. If the recipient makes a Section 83(b) election, there are no federal income tax consequences either to the recipient or the Company at the time of any applicable transfer or lapse of restrictions.

New Plan Benefits

      The Company anticipates that awards will primarily be made to employees and non-employee directors after the effective date of the 2003 Plan, as deemed appropriate. As of the date of this proxy statement, no specific determinations have been made regarding any future grants under the plan at this time.

Equity Compensation Plan Information

      The following table sets forth information, as of December 31, 2002, about Company common stock that may be issued upon exercise of options under the 2001 Plan. The 2001 Plan was approved by the Company's stockholders.


                                                                                   Number of securities
                                                                                   remaining available for
                                     Number of securities                          future issuance under
                                     to be issued upon      Weighted-average       equity compensation plans
                                     exercise of            exercise price of      (excluding securities
                                     outstanding options,   outstanding options,   reflected in the first
Plan category                        warrants and rights    warrants and rights    column)
----------------------------------   --------------------   --------------------   -------------------------
Equity compensation
plans approved by
security holders..................          600,848               $16.75                    159,611

Equity compensation
plans not approved by
security holders..................               --                   --                         --
                                            -------               ------                    -------
Total.............................          600,848               $16.75                    159,611
                                            =======               ======                    =======

      The Board of Directors recommends that you vote "FOR" the approval of the Berkshire Hills Bancorp, Inc. 2003 Equity Compensation Plan.

               Proposal 3 -- Ratification of Independent Auditors

      The Board of Directors has appointed Wolf & Company, P.C. to be its auditors for the 2003 fiscal year, subject to ratification by stockholders. A representative of Wolf & Company P.C. is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

      If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent public accountants may be considered by the

Board of Directors. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of auditors.

      The following table sets forth the fees billed to the Company for the fiscal year ending December 31, 2002 by Wolf & Company, P.C.:

            Audit fees .................................   $200,000
            Financial information systems design
              and implementation fees ..................         --
            All other fees* ............................     66,900

            -------------------
            * Includes fees for tax-related services and compliance training.

      The Audit Committee has considered whether the provision of non-audit services by Wolf & Company, P.C. is compatible with maintaining Wolf & Company, P.C.'s independence.

                                  Miscellaneous

      The Company will pay the cost of this proxy solicitation. In addition to the solicitation of proxies by mail, Regan & Associates, Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the annual meeting. The Company will pay a fee of $6,000, including expenses, for these services. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. Additionally, directors, officers and other employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

      The Company's Annual Report to Stockholders has been mailed to all persons who were stockholders as of the close of business on March 13, 2003. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this proxy statement.

      A copy of the Company's Form 10-K (without exhibits) for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission will be furnished without charge to all persons who were stockholders as of the close of business on March 13, 2003 upon written request to Gerald A. Denmark, Corporate Secretary, Berkshire Hills Bancorp, Inc., 24 North Street, Pittsfield, Massachusetts 01201.

                              Stockholder Proposals

      To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2004 annual meeting of stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders not later than November 27, 2003. If such Annual Meeting is held on a date more than 30 calendar days from May 1, 2004, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials. Any such proposal will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

      The Bylaws of the Company, a copy of which may be obtained from the Company, set forth the procedures by which a stockholder may properly bring business before a meeting of stockholders. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at a special meeting. The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an annual meeting. The stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made.

                                             BY ORDER OF THE BOARD OF DIRECTORS


                                             /S/ Gerald A. Denmark
                                             -----------------------------------
                                             Gerald A. Denmark
                                             Corporate Secretary

Pittsfield, Massachusetts
March 27, 2003

                                                                      Appendix A

                          BERKSHIRE HILLS BANCORP, INC.

                             AUDIT COMMITTEE CHARTER

      Role

      The primary role of the Audit Committee is to provide assistance to the Board of Directors (the "Board") in fulfilling its oversight responsibilities relating to (1) corporate accounting and reporting practices of Berkshire Hills Bancorp, Inc. and its subsidiaries (collectively, the "Company"), (2) the quality and integrity of financial reports of the Company, (3) compliance by the Company with legal and regulatory requirements related to accounting and financial reporting, and (4) the independence and performance of the Company's auditors.

      In doing so, the Audit Committee shall maintain free and open communication with the Board, the independent auditors, and management of the Company. The Audit Committee shall be directly responsible for the appointment, compensation and oversight of the work of the Company's independent auditors, as well as the resolution of disagreements between management and the independent auditors regarding financial reporting. The Audit Committee shall have the authority to retain and determine funding for special legal, accounting or other consultants to advise the Audit Committee or assist in any investigations it may perform. The Audit Committee may request any officer or employee of the Company, the Company's outside counsel, auditors, investment bankers or financial analysts to meet with the Audit Committee.

      Organization

      The Audit Committee of the Board shall consist of at least three members of the Board. Each member of the Audit Committee shall satisfy the independence, experience and financial expertise requirements of American Stock Exchange and
Section 10A of the Securities and Exchange Act of 1934 (the "Exchange Act"), as amended by the Sarbanes-Oxley Act of 2002, and the rules promulgated thereunder. In particular, no member of the Audit Committee may be an "affiliated person" of the Company as that term is defined by the Exchange Act. Director's fees are the only compensation that an Audit Committee member may receive from the Company. The membership of the Audit Committee shall consist of directors who are generally knowledgeable in financial and auditing matters and are able to read and understand financial statements at the time of their appointment. In addition, the Board shall endeavor to include at least one financial expert (as that term is defined by the Securities and Exchange Commission) among the Audit Committee members. If the Audit Committee does not have a financial expert, the Company shall disclose in appropriate Exchange Act reports why the Audit Committee does not have a financial expert. The members of the Audit Committee shall be appointed by, and serve at the discretion of, the Board.

      Authority and Responsibility

      The Audit Committee shall have the following authority and responsibilities:

      1. At least annually and as necessary, review and assess the adequacy of this charter and recommend any proposed changes to the Board for approval.

      2. The sole authority to appoint or replace the Company's independent auditors (subject, if applicable, to stockholder ratification); and shall approve all audit engagement fees and terms as well as all non-audit engagements with the Company's independent auditors.

      3. Inform the independent auditors that they shall report directly to the Audit Committee.

      4. Periodically meet with management, the internal auditors and the independent auditors in separate executive sessions.

      5. Make regular reports to the Board.

      6. Report the results of the annual audit to the Board and submit the minutes of all Audit Committee meetings to the Board.

      7. Prepare a report of the Audit Committee each year for inclusion in the proxy statement for the Company's annual meeting of stockholders in accordance with the requirements of the Securities and Exchange Commission, and review and approve all other disclosures regarding the Audit Committee and the performance of its duties to be included in such proxy statement or in any other document or report to be filed with the Securities and Exchange Commission.

      8. Review with the independent auditors and management the following:

      a)    The annual audit scope and audit testing plan.

      b) The Company's annual and quarterly financial statements and independent auditors' report, prior to public distribution thereof, to determine that the independent auditors are satisfied with the disclosure and content of the financial statements and discuss any other matters required to be communicated to the Audit Committee by the independent auditors.

      c) The financial statements contained in the annual report to stockholders to determine that the independent auditors are satisfied with the disclosure and content of the financial statements.

      d) The results of the independent auditors' analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices.

      e) The independent auditors' judgment about the quality, not just the acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.

      f) The independent auditors' significant findings and recommendations resulting from the audit, as well as management's responses to such findings and recommendations.

      g) Matters related to the conduct of the audit that are required to be communicated to the Audit Committee under generally accepted auditing standards.

      h) Accounting considerations arising from changes in GAAP or the Company's operations.

      i) The performance and qualifications of the Company's financial personnel.

      j) The adequacy of the Company's accounting and auditing practices as well as the system of internal controls, policies and procedures.

      k) Recommendations for improvement of internal controls or areas where new controls and procedures are desirable. Particular emphasis shall be given to the adequacy of controls to expose related party transactions and any payments, transactions or procedures that might be deemed illegal or improper.

      l) Any material disagreements that may arise between the company's management and its independent auditors.

      9. Review reports received from regulators concerning legal or regulatory matters that might have material effects on the financial statements or compliance policies of the Company.

      10. Inquire about significant financial or legal risks or exposures and assess the steps management has taken to minimize such risks to the Company.

      11. Provide opportunity for the independent auditors to meet with members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting auditing personnel including an evaluation of the level of cooperation that the independent auditors received during the course of any audits.

      12. Conduct or authorize investigations into any matters within the Audit Committee's scope of responsibility including any matter brought to its attention by a third party.

      13. Annually review the experience and qualifications of senior members of the independent auditor team and the independent auditors' internal quality-control procedures.

      14. Ensure that the lead audit partner of the independent auditors and the audit partner responsible for reviewing the audit are rotated every five years as required by the Sarbanes-Oxley Act of 2002.

      15. Take appropriate action to oversee the independence of the independent auditors and the Company's hiring of employees or former employees of the independent auditors who were engaged on the Company's account (recognizing that the Sarbanes-Oxley Act of 2002 does not permit the CEO, controller, CFO or chief accounting officer to have participated in the Company's audit as an employee of the independent auditors during the preceding one-year period).

      16. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      17. Review disclosures made by the Company's principal executive officer or officers and principal financial officer of officers regarding compliance with their certification obligations as required under the Sarbanes-Oxley Act of 2002, including the Company's internal controls for financial reporting and evaluation thereof.

      18. Review any reports of the independent auditors mandated by Section 10A of the Exchange Act, and reports concerning (i) all critical accounting policies and practices used; (ii) all alternative treatments of financial information within GAAP that have been discussed with management, the ramifications of such alternatives, and the accounting treatment preferred by the independent auditors; (iii) any other material written communications with management; and
(iv) any information with respect to illegal acts in accordance with Section 10A of the Exchange Act.

      19. Review and approve all "related party transactions" as that term is defined in SEC Regulation S-K, Item 404(a).

      20. Review and approve, in advance, the retention of permissible non-audit services from the Company's independent auditors.

      21. Obtain on an annual basis from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard 1. The Audit Committee shall engage in an open dialogue with the independent auditors concerning the nature and the scope of any disclosed relationships or professional services that may impact the objectivity and independence of the independent auditors and, where necessary, take appropriate action to ensure the continuing independence of the independent auditors.

      22. Confirm with management and the independent auditors that the auditors are not providing any impermissible services.

      23. Review any code of ethics adopted by the Company.

      24. Perform such other duties as the Board may delegate to it, or as the Audit Committee may deem necessary or advisable in order to perform its role.

      While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Audit Committee to prepare financial statements, plan or conduct audits or to determine that the Company's financial statements and disclosures are complete, accurate and in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and independent auditors.

      The Committee shall report its recommendations to the Board after each committee meeting and shall review at least annually the adequacy of this charter and recommend any proposed changes to the Board for approval.

                                                                      Appendix B

                          BERKSHIRE HILLS BANCORP, INC.
                          2003 EQUITY COMPENSATION PLAN

1.    DEFINITIONS.

(a) "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

(b) "Award" means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options, Incentive Stock Options and Restricted Stock Awards.

(c)   "Bank" means Berkshire Bank, a Massachusetts-chartered savings bank.

(d)   "Board of Directors" means the board of directors of the Company.

(e) "Change in Control" means with respect to the Bank or the Company, an event of a nature that (i) would be required to be reported in response to
      Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Company or the Bank within the meaning of the Home Owner's Loan Act of 1933, as amended, the Federal Deposit Insurance Act and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Bank or the Company representing 20% or more of the Bank's or the Company's outstanding voting securities or right to acquire such securities except for any voting securities of the Bank purchased by the Company and any voting securities purchased by any employee benefit plan of the Company or its Subsidiaries, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by a Nominating Committee solely composed of members who are Incumbent Board members, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction occurs or is effectuated in which the Bank or Company is not the resulting entity, or
      (D) a proxy statement has been distributed soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or Bank with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Company shall be distributed, or

      (E) a tender offer is made for 20% or more of the voting securities of the Bank or Company then outstanding.

(f)   "Code" means the Internal Revenue Code of 1986, as amended.

(g) "Committee" means the committee designated, pursuant to Section 3 of the Plan, to administer the Plan.

(h) "Common Stock" means the common stock of the Company, par value $.01 per share.

(i) "Company" means Berkshire Hills Bancorp, Inc. and any entity which succeeds to the business of Berkshire Hills Bancorp, Inc.

(j) "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits under a long-term disability plan of the Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "Disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his duties or responsibilities to the Company or an Affiliate.

(k) "Employee" means any person employed by the Company or an Affiliate. Directors who are also employed by the Company or an Affiliate shall be considered Employees under the Plan.

(l)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(m) "Exercise Price" means the price at which an individual may purchase a share of Common Stock pursuant to an Option.

(n) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

      (i) If the Common Stock was traded on the date in question on the Nasdaq Stock Market, then the Fair Market Value shall be equal to the closing price reported for such date;

      (ii) If the Common Stock was traded on a stock exchange for the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

      (iii) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

            Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. The Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

(o) "Incentive Stock Option" means a stock option granted under the Plan, that is intended to meet the requirements of Section 422 of the Code.

(p) "Non-Statutory Stock Option" means a stock option granted to an individual pursuant under the Plan that is not intended to be and is not identified as an Incentive Stock Option, or a stock option granted under the Plan that is intended to be and is identified as an Incentive Stock Option, but that does not meet the requirements of Section 422 of the Code.

(q)   "Option" means an Incentive Stock Option or a Non-Statutory Stock Option.

(r) "Outside Director" means a member of the board(s) of directors of the Company or an Affiliate who is not also an Employee of the Company or an Affiliate.

(s)   "Participant" means any person who holds an outstanding Award.

(t)   "Plan" means this Berkshire Hills Bancorp, Inc. 2003 Equity Compensation
      Plan.

(u) "Restricted Stock Award" means an award of restricted stock granted to an individual pursuant to Section 6 of the Plan.

(v) "Retirement" means retirement from employment with the Company or an Affiliate in accordance with the then current retirement policies of the Company or Affiliate, as applicable. "Retirement" with respect to an Outside Director means the termination of service from the board(s) of directors of the Company and any Affiliate following written notice to such board(s) of directors of the Outside Director's intention to retire.

(w) "Termination for Cause" means termination because of a Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Company and/or any subsidiary of the Company and a Participant.

(x) "Trust" means a trust established by the Board of Directors in connection with this Plan to hold Common Stock or other property for the purposes set forth in the Plan.

(y) "Trustee" means any person or entity approved by the Board of Directors or its designee(s) to hold any of the Trust assets.

2.    PURPOSE AND ELIGIBILITY.

This Plan is intended to provide the Company and its Affiliates a means to continue using Common Stock as a form of compensation for Employees and Outside Directors. Pursuant to the terms of the Plan, the Committee may grant Options and Restricted Stock Awards to Employees and Outside Directors to provide additional incentive to continue to work for the success of the Company and its Affiliates. The Committee may also grant eligibility to participate in the Plan to consultants and advisors of the Company or an Affiliate.

3.    ADMINISTRATION.

(a) The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be "disinterested" only if he or she satisfies: (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and
      (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Company or an Affiliate who need not be disinterested, that may grant Awards and administer the Plan with respect to Employees, Outside Directors, and other individuals who are not considered officers or directors of the Company under Section 16 of the Exchange Act or for whom Awards are not intended to satisfy the provisions of Section 162(m) of the Code.

(b)   The Committee shall:

      (i)   select the individuals who are to receive Awards under the Plan;

      (ii) determine the type, number, vesting requirements and other features and conditions of such Awards made under the Plan;

      (iii) interpret the Plan and Award Agreements (as defined below); and

      (iv)  make all other decisions related to the operation of the Plan.

(c) Each Award granted under the Plan shall be evidenced by a written agreement ("Award Agreement"). Each Award Agreement shall constitute a binding contract between the Company or an Affiliate and the Award holder, and every Award holder, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be set in accordance with the Plan, but each Award Agreement may also include any additional provisions and restrictions determined by the Committee. In particular, and at a minimum, the Committee shall set forth in each Award Agreement:

      (i)   the type of Award granted;

      (ii)  the Exercise Price of any Option;

      (iii) the number of shares subject to the Award;

      (iv)  the expiration date of the Award;

      (v) the manner, time and rate (cumulative or otherwise) of exercise or vesting of the Award; and

      (vi) the restrictions, if any, placed on the Award, or upon shares which may be issued upon the exercise or vesting of the Award.

      The Chairman of the Committee and such other directors and Employees as shall be designated by the Committee are hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards granted under the Plan.

(d) The Committee may delegate all authority for the determination of forms of payment to be made or received by the Plan and for the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Company or an Affiliate for determinations to be made pursuant to the Plan.

4.    STOCK SUBJECT TO THE PLAN.

Subject to adjustment as provided in Section 11 of the Plan, the number of shares reserved for awards under the Plan is 300,000, including for purchase pursuant to the exercise of Options (Incentive Stock Options and Non-Statutory Stock Options) and grants of Restricted Stock Awards. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Company. Shares underlying outstanding Awards will be unavailable for any other use, including future grants under the Plan, except that, to the extent the awards terminate, expire or are forfeited without vesting or having been exercised, new awards may be granted with respect to these shares subject to the limitations set forth in this Section 4.

5.    OPTIONS.

The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Options, subject to terms and conditions as it may determine, to the extent that such terms and conditions are consistent with the following provisions:

(a) Exercise Price. The Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant.

(b) Terms of Options. In no event may an individual exercise an Option, in whole or in part, more than ten (10) years from the date of grant.

(c) Non-Transferability. Unless otherwise determined by the Committee in accordance with this Section 5(c), an individual may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession. The Committee may, however, in its sole discretion, permit transfer or assignment of a Non-Statutory Stock Option, if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act. For purposes of this Section 5(c), a transfer for valid estate planning purposes includes, but is not limited to, transfers:

      (i) to a revocable inter vivos trust, as to which an individual is both settlor and trustee;

      (ii) for no consideration to: (1) any member of the individual's Immediate Family; (2) a trust solely for the benefit of members of the individual's Immediate Family; (3) any partnership whose only partners are members of the individual's Immediate Family; or (4) any limited liability corporation or other corporate entity whose only members or equity owners are members of the individual's Immediate Family; or

      (iii) to the Greater Berkshire Foundation, Inc. or the Berkshire Hills Foundation.

      For purposes of this Section 5(c), "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 5(c) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions prescribed by the Committee with respect to such Non-Statutory Stock Option.

(d) Special Rules for Incentive Stock Options. Notwithstanding foregoing provisions, the following rules apply to the grant of Incentive Stock
      Options:

      (i) If an Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than ten percent (10%) of the total combined voting securities of the Company at the time the Committee grants the Incentive Stock Option (a "10% Owner"), the Exercise Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

      (ii) An Incentive Stock Option granted to a 10% Owner shall not be exercisable more than five (5) years from the date of grant.

      (iii) To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year, under the Plan or any other stock option plan of the Company, exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, Options in excess of the limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the date of grant for each Incentive Stock Option.

      (iv) Each Award Agreement for an Incentive Stock Option shall require the individual to notify the Committee within ten (10) days of any disposition of shares of Common Stock under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions).

      (v) Incentive Stock Options exercised more than three (3) months following the date an Employee terminates employment (for reasons other than death or Disability) will be treated as Non-Statutory Stock Options. In the event employment is terminated due to death or Disability, Incentive Stock Options will remain exercisable for one
            (1) year from the date the Employee terminates employment.

(e) Acceleration Upon a Change in Control. Upon a Change in Control, all Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the Option term.

(f) Termination of Employment or Service. The following rules apply upon the termination of a Participant's employment or other service:

      (i) In General. Unless the Committee determines otherwise, upon termination of employment or service for any reason other than Retirement, Disability or death, or Termination for Cause, a Participant may exercise only those Options that were immediately exercisable by the Participant at the date of termination, and only for a period of three (3) months from the date of termination, or, if sooner, until the expiration of the Option term.

      (ii) Retirement. Unless the Committee determines otherwise, upon a Participant's Retirement, the Participant may exercise only those Options that were immediately exercisable by the Participant at the date of Retirement, and only for a period of one (1) year from the date of Retirement, or, if sooner, until the expiration of the Option term.

      (iii) Disability or Death. Unless the Committee determines otherwise, upon termination of a Participant's employment or service due to Disability or death, all Options shall become immediately exercisable and shall remain exercisable for a period of one (1) year from the date of termination, or, if sooner, until the expiration of the Option term.

      (iv) Termination for Cause. Unless the Committee determines otherwise, upon Termination for Cause, all rights to a Participant's Options, whether or not exercisable, shall expire immediately upon the effective date of Termination for Cause.

6.    RESTRICTED STOCK AWARDS.

The Committee may make grants of Restricted Stock Awards which shall consist of the grant of some number of shares of Common Stock to an individual upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

(a) Grants of Stock. Restricted Stock Awards may only be granted in whole shares of Common Stock.

(b) Non-Transferability. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

      (i) The recipient of a Restricted Stock Award grant shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the grant until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

      (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Restricted Stock Award grant is not transferable and may be earned in his or her lifetime only by the individual to whom it is granted. Upon the death of a Participant, a Restricted Stock Award grant is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

      (iii) If the recipient of a Restricted Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to the grant may not, without the written consent of the Committee (which consent may be given in the Award

            Agreement), be sold or otherwise disposed of within six (6) months following the date of grant.

(c) Acceleration of Vesting Upon a Change in Control. Upon a Change in Control, all Restricted Stock Awards held by a Participant as of the date of the Change in Control shall immediately vest and any further restrictions shall lapse.

(d) Termination of Employment or Service. The following rules will govern the treatment of a Restricted Stock Award upon the termination of a Participant's employment or other service:

      (i) In General. Unless the Committee determines otherwise, upon the termination of a Participant's employment or service for any reason other than Retirement, Disability or death, or Termination for Cause, all unvested Restricted Stock Awards held by the Participant will be forfeited and any rights the Participant had to such Restricted Stock Award will become null and void.

      (ii) Retirement. Unless the Committee determines otherwise, upon a Participant's Retirement, all unvested Restricted Stock Awards held by the Participant will be forfeited as of his or her Retirement date. All rights the Participant had to such unvested Restricted Stock Awards will become null and void.

      (iii) Disability or Death. Unless otherwise determined by the Committee, in the event of a termination of a Participant's service due to Disability or death, all unvested Restricted Stock Awards held by such Participant shall immediately vest as of the date of such termination.

      (iv) Termination for Cause. Unless otherwise determined by the Committee, in the event of a Participant's Termination for Cause, all unvested Restricted Stock Awards held by the Participant as of the effective date of such termination will be forfeited and any rights the Participant had to such unvested Restricted Stock Awards will become null and void.

(e) Issuance of Certificates. Unless otherwise held in trust and registered in the name of the Plan trustee, reasonably promptly after the date of grant with respect to shares of Common Stock pursuant to a Restricted Stock Award, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom the Restricted Stock Award was granted, evidencing such shares; provided, that the Company shall not cause a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

            "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Berkshire Hills Bancorp, Inc. 2003 Equity Compensation Plan entered into between the registered owner of such shares and Berkshire Hills Bancorp, Inc. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of Berkshire Hills Bancorp, Inc., 24 North Street, Pittsfield, Massachusetts 01201."

      This legend shall not be removed until the individual becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 6(e) shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

(f) Treatment of Dividends. Participants are entitled to all dividends and other distributions declared and paid on Common Stock with respect to all shares of Common Stock subject to a Restricted Stock Award, from and after the date such shares are awarded or from and after such later date as may be specified by the Committee in the Award Agreement, and the Participant shall not be required to return any such dividends or other distributions to the Company in the event of forfeiture of the Restricted Stock Award. In the event the Committee establishes a trust for the Incentive Plan, the Committee may elect to distribute dividends and other distributions at the time the Restricted Stock Award vests or pay the dividends (or other distributions) directly to the Participants.

(g) Voting of Restricted Stock Awards. Participants who are granted Restricted Stock Awards are entitled to vote or to direct the Plan Trustee to vote, as the case may be, all unvested shares of Common Stock subject to the Restricted Stock Award.

7.    DEFERRED PAYMENTS.

The Committee, in its discretion, may permit an individual to elect to defer the receipt of all or any part of any cash or stock payment under the Plan, or the Committee may determine to defer receipt by some or all individuals, of all or a portion of any payment. The Committee shall determine the terms and conditions of any permitted deferral, including the period of deferral, the manner of deferral and the method used to measure appreciation on deferred amounts until paid.

8.    METHOD OF EXERCISING OPTIONS.

Subject to any applicable Award Agreement, an individual may exercise any Option, in whole or in part, at such time or times as the Committee specifies in the Award Agreement. The individual may make payment of the Exercise Price in such form or forms as the Committee specifies in the Award Agreement, including, without limitation, payment by delivery of cash, Common Stock or a cashless exercise with a qualified broker. Any Common Stock used in full or partial payment of the Exercise Price shall be valued at the Fair Market Value of the Common Stock on the date of exercise. Delivery by the Company of the shares as to which an Option has been exercised shall be made to the person exercising the Option or the designee of such person. If so provided by the Committee upon grant of the Option, the shares received upon exercise may be subject to certain restrictions upon subsequent transfer or sale by the Participant. In the event the Exercise Price is to be paid in full or in part by surrender of Common Stock, in lieu of actual surrender of shares of Common Stock the Company may waive such surrender and instead deliver to or on behalf of the Participant a number of shares equal to the total number of shares as to which the Option is then being exercised less the number of shares which would otherwise have been surrendered by the Participant to the Company.

9.    RIGHTS OF INDIVIDUALS.

No individual shall have any rights as a shareholder with respect to any shares of Common Stock covered by a grant under this Plan until the date of issuance of a stock certificate for such Common Stock.

Nothing contained in this Plan or in any Award Agreement confers on any person the right to continue in the employ or service of the Company or an Affiliate or interferes in any way with the right of the Company or an Affiliate to terminate an individual's services.

10.   DESIGNATION OF BENEFICIARY.

With the Committee's consent, an individual may designate a person or persons to receive, upon the individual's death, any award to which the individual would then be entitled. This designation shall be made upon forms supplied by and delivered to the Company and it may be revoked in writing. If an individual fails to effectively designate a beneficiary, the individual's estate shall be deemed to be the beneficiary for purposes of the Plan.

11.   DILUTION AND OTHER ADJUSTMENTS.

In the event of any change in the outstanding shares of Common Stock, by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or any other increase or decrease in such shares, without receipt or payment of consideration by the Company, or in the event an extraordinary capital distribution is made, the Committee may make adjustments to previously granted awards, to prevent dilution, diminution, or enlargement of the rights of individuals, including any or all of the following:

(a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future awards under the Plan;

(b) adjustments in the aggregate number or kind of shares of Common Stock or other securities that underlie awards already made under the Plan; and

(c)   adjustments in the Exercise Price of outstanding Options.

The Committee, however, shall not make adjustments that materially change the value of benefits available to an individual under a previously granted award. All Awards under this Plan shall be binding upon any successors or assigns of the Company.

12.   TAXES.

Under this Plan, whenever cash or shares of Common Stock are to be delivered, the Committee is entitled to require as a condition of delivery that:

(a) the Participant remit an amount sufficient to satisfy all related federal, state, and local withholding tax requirements;

(b) the withholding of such sums may come from compensation otherwise due to the Participant or from shares of Common Stock due to the individual under this Plan; or

(c) any combination of (i) and (ii), above; provided, however, that no amount shall be withheld from any cash payment or shares of Common Stock related to an Option transferred by the Participant in accordance with this Plan.

13.   NOTIFICATION UNDER SECTION 83(b).

The Committee may, on the date of grant or at a later date, prohibit an individual from making the election described below. If the Committee has not prohibited an individual from making this election, and the individual shall, in connection with the exercise of any award, make the election permitted under
Section 83(b) of the Code, the individual shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Section 83(b) of the Code.

14.   AMENDMENT OF THE PLAN AND AWARD GRANTS.

(a) Except as provided in paragraph (c) of this Section 14, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided, however, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by law, regulation, or otherwise. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring shareholder ratification or approval. Other provisions of this Plan shall remain in full force and effect. No termination, modification, or amendment of this Plan may adversely affect the rights of an individual under an outstanding award without the written permission of the affected individual.

(b) Except as provided in paragraph (c) of this Section 14, the Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no amendment shall adversely affect the rights of an individual under an outstanding Award Agreement without the written consent of the affected individual.

(c) In no event shall the Board of Directors, without shareholder approval, amend the Plan or shall the Committee amend an Award Agreement in any manner that effectively:

      (i) allows any Option to be granted with an Exercise Price below the Fair Market Value of the Common Stock on the date of grant; or

      (ii) allows the Exercise Price of any Option previously granted under the Plan to be reduced after the date of grant.

15.   EFFECTIVE DATE AND TERMINATION OF THE PLAN.

The Plan shall become effective upon approval by the Company's shareholders. The right to grant awards under the Plan will terminate upon the earlier of: (i) ten
(10) years after the effective date; or (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options and vesting of Restricted Stock Awards equal to the maximum number of shares reserved under the Plan, as set forth in Section 4. The Board of Directors may suspend or terminate the Plan at any time; provided, however, that no such action will adversely affect an individual's vested rights under a previously granted award, without the consent of the affected individual.

16.   APPLICABLE LAW.

The Plan will be administered in accordance with the laws of the state of Delaware, except to the extent that Federal law is deemed to apply.

                                 REVOCABLE PROXY
                          BERKSHIRE HILLS BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                   May 1, 2003
                              10:00 a.m. Local Time

                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints the official proxy committee of Berkshire Hills Bancorp, Inc. (the "Company"), consisting of Lawrence A. Bossidy, Catherine B. Miller, Corydon L. Thurston and Ann H. Trabulsi or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on May 1, 2003 at 10:00 a.m., local time, at the Crowne Plaza Hotel, One West Street, Pittsfield, Massachusetts and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

      1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

            Lawrence A. Bossidy, Michael P. Daly, Thomas R. Dawson, Peter J. Lafayette and Corydon L. Thurston

                                                                 FOR ALL
            FOR                      WITHHOLD                    EXCEPT
            ---                      --------                    ------
            |_|                        |_|                        |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

      2. The approval of the Berkshire Hills Bancorp, Inc. 2003 Equity Compensation Plan.

            FOR                      AGAINST                    ABSTAIN
            ---                      -------                    -------
            |_|                        |_|                        |_|

      3. The ratification of the appointment of Wolf & Company, P.C. as independent auditors of Berkshire Hills Bancorp, Inc. for the fiscal year ending December 31, 2003.

            FOR                      AGAINST                    ABSTAIN
            ---                      -------                    -------
            |_|                        |_|                        |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
PROPOSALS.

           This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted "FOR" each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.


Dated:_____________________________



                       ----------------------------------
                            SIGNATURE OF SHAREHOLDER



                       ----------------------------------
                         SIGNATURE OF CO-HOLDER (IF ANY)


      The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated March 27, 2003 and an Annual Report to Stockholders.

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                          -----------------------------

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                   [Berkshire Hills Bancorp, Inc. Letterhead]


Dear ESOP Participant:

      On behalf of the Board of Directors of Berkshire Hills Bancorp, Inc. (the "Company"), I am forwarding you the attached vote authorization form provided for the purpose of conveying your voting instructions to Eastern Bank and Trust Company (the "Trustee") on the proposals to be presented at the Annual Meeting of Stockholders of Berkshire Hills Bancorp, Inc. to be held on May 1, 2003. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Berkshire Hills Bancorp, Inc. Stockholders and a copy of the Company's Annual Report to Stockholders.

      As a participant in the Berkshire Bank Employee Stock Ownership Plan (the "ESOP"), you are entitled to vote all shares of Company common stock allocated to your account as of March 13, 2003. All allocated shares of Company common stock will be voted as directed by participants, so long as participant instructions are received by the Trustee by April 21, 2003. If you do not direct the Trustee as to how to vote the shares of Company common stock allocated to your ESOP account, the Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

      In order to direct the voting of the shares of Company common stock allocated to your account under the ESOP, please complete and sign the attached vote authorization form and return it in the enclosed postage-paid envelope no later than April 21, 2003. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or Berkshire Bank.

                                           Sincerely,


                                           /S/ Michael P. Daly
                                           -------------------------------------
                                           Michael P. Daly
                                           President and Chief Executive Officer

                             VOTE AUTHORIZATION FORM

      I understand that Eastern Bank and Trust Company, the Trustee, is the holder of record and custodian of all shares of Berkshire Hills Bancorp, Inc. (the "Company") common stock allocated to me under the Berkshire Bank Employee Stock Ownership Plan. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on May 1, 2003.

      Accordingly, please vote my shares as follows:

1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

      Lawrence A. Bossidy, Michael P. Daly, Thomas R. Dawson, Peter J. Lafayette and Corydon L. Thurston.

                                                                 FOR ALL
            FOR                      WITHHOLD                    EXCEPT
            ---                      --------                    ------
            |_|                        |_|                        |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

2. The approval of the Berkshire Hills Bancorp, Inc. 2003 Equity Compensation Plan.

            FOR                   VOTE WITHHELD                 ABSTAIN
            ---                   -------------                 -------
            |_|                        |_|                        |_|

--------------------------------------------------------------------------------

3. The ratification of the appointment of Wolf & Company, P.C. as independent auditors of Berkshire Hills Bancorp, Inc. for the fiscal year ending December 31, 2002.

            FOR                      AGAINST                    ABSTAIN
            ---                      -------                    -------
            |_|                        |_|                        |_|

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

      The Trustee is hereby authorized to vote any shares allocated to me as indicated above.



---------------------------------         --------------------------------------
            Date                                        Signature

Please date, sign and return this form in the enclosed envelope no later than April 21, 2003.

                   [Berkshire Hills Bancorp, Inc. Letterhead]


Dear Stock Award Recipient:

      On behalf of the Board of Directors of Berkshire Hills Bancorp, Inc. (the "Company"), I am forwarding you the attached vote authorization form provided for the purpose of conveying your voting instructions to First Bankers Trust Company (the "Trustee") on the proposals to be presented at the Annual Meeting of Stockholders of Berkshire Hills Bancorp, Inc. to be held on May 1, 2003. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Berkshire Hills Bancorp, Inc. Stockholders and a copy of the Company's Annual Report to Shareholders.

      As a recipient of a Stock Award under the Berkshire Hills Bancorp, Inc. 2001 Stock-Based Incentive Plan (the "Incentive Plan"), you are entitled to vote all shares of restricted Company common stock awarded to you under the Incentive Plan that are unvested as of March 13, 2003. The Trustee will vote these shares of Company common stock held in the Incentive Plan Trust in accordance with instructions it receives from you and other Stock Award Recipients.

      In order to direct the voting of the unvested shares of Company common stock awarded to you under the Incentive Plan, you must complete and sign the attached vote authorization form and return it in the enclosed postage-paid envelope no later than April 21, 2003.

                                           Sincerely,

                                           /S/ Michael P. Daly
                                           -------------------------------------
                                           Michael P. Daly
                                           President and Chief Executive Officer

                             VOTE AUTHORIZATION FORM

      I understand that First Bankers Trust Company, the Trustee, is the holder of record and custodian of all restricted shares of Berkshire Hills Bancorp, Inc. (the "Company") common stock awarded to me under the Berkshire Hills Bancorp, Inc. 2001 Stock-Based Incentive Plan that have not yet vested. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on May 1, 2003.

      Accordingly, please vote my shares as follows:

1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

      Lawrence A. Bossidy, Michael P. Daly, Thomas R. Dawson, Peter J. Lafayette and Corydon L. Thurston.
                                                                 FOR ALL
            FOR                   VOTE WITHHELD                  EXCEPT
            ---                   -------------                  ------
            |_|                        |_|                        |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

2. The approval of the Berkshire Hills Bancorp, Inc. 2003 Equity Compensation Plan.

            FOR                   VOTE WITHHELD                 ABSTAIN
            ---                   -------------                 -------
            |_|                        |_|                        |_|

--------------------------------------------------------------------------------

3. The ratification of the appointment of Wolf & Company, P.C. as independent auditors of Berkshire Hills Bancorp, Inc. for the fiscal year ending December 31, 2002.

            FOR                      AGAINST                    ABSTAIN
            ---                      -------                    -------
            |_|                        |_|                        |_|

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

      The Trustee is hereby authorized to vote any unvested shares awarded to me as indicated above.



---------------------------------         --------------------------------------
            Date                                        Signature

Please date, sign and return this form in the enclosed envelope no later than April 21, 2003.